UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 25, 2022

Date of Report (Date of earliest event reported)

TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37839	20-1590775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 N. Scottsdale Rd, Gainey Center II, Suite 100

Scottsdale, Arizona 85253

(Address of principal executive offices) (Zip Code)

480-305-8910

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2022, TPI Composites, Inc. (the Company) held its 2022 Annual Meeting of Stockholders. The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for, against, and withheld and the number of abstentions and broker non-votes with respect to each matter. For more information about these proposals, please refer to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 11, 2022.

Proposal One: Election of Directors

The stockholders elected James Hughes, Tyrone Jordan and Peter Jonna as Class III directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
James A. Hughes	13,016,614	10,792,244	3,509,217
Tyrone M. Jordan	10,829,376	12,979,482	3,509,217
Peter J. Jonna	22,543,357	1,265,501	3,509,217

Proposal Two: Ratification of the Appointment of our Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,190,963	1,109,843	17,269	—

Proposal Three: Non-Binding Advisory Vote on Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,070,331	4,691,140	47,387	3,509,217

Proposal Four: Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors of the Company

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,658,042	94,435	56,381	3,509,217

This proposal was not approved because it required the affirmative vote of at least 75% of the outstanding shares of capital stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: May 27, 2022	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer